UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.        )

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Rand Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement Rand Capital Corporation

Rand Capital Corporation

2200 Rand Building

Buffalo, New York 14203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO OUR SHAREHOLDERS

The 2015 Annual Meeting of Shareholders of Rand Capital Corporation will be held on Thursday, April 23, 2015 at 10:30 a.m. in the Hilton Garden Inn, 10 Lafayette Square, Buffalo, New York, 14203 for the following purposes:

1.	To elect eight Directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

2.	To approve, by advisory vote, executive compensation.

3.	To ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2015.

4.	To consider and act upon such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 6, 2015 are entitled to notice of, and to vote at the meeting, and any adjournment thereof.

March 20, 2015	By order of the Board of Directors,
Buffalo, New York	Reginald B. Newman II Chairman

IMPORTANT NOTICE REGARDING

INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON

APRIL 23, 2015

THE PROXY STATEMENT AND ANNUAL REPORT

TO SHAREHOLDERS IS AVAILABLE AT HTTP://MATERIALS.PROXYVOTE.COM/752185

Proxy 1

Proxy Statement Rand Capital Corporation

Rand Capital Corporation

2200 Rand Building

Buffalo, New York 14203

Proxy Statement

GENERAL INFORMATION

We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of Rand Capital Corporation (“Rand” or the “Corporation”) for the Annual Meeting of Shareholders to be held on April 23, 2015 (“Annual Meeting”). Only shareholders of record at the close of business on March 6, 2015 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting, and at any adjournment thereof. On the Record Date, Rand had outstanding 6,328,538 Common Shares (net of treasury shares), par value $.10 per share (“shares”).

Each share entitles the holder to one vote. Shares cannot be voted at the Annual Meeting unless the shareholder is present or represented by proxy. If the enclosed form of proxy is returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Any shareholder may revoke a proxy by executing a subsequently dated proxy or a notice of revocation, provided that the subsequent proxy or notice is delivered to us prior to the taking of a vote, or by voting in person at the Annual Meeting.

Under the New York Business Corporation Law (the “BCL”) and our by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares is necessary to constitute a quorum of the shareholders to take action at the Annual Meeting. The shares that are present at the Annual Meeting or represented by a proxy will be counted for quorum purposes. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present. Under the BCL and our by-laws, once a quorum is established, Directors standing for election may be elected by a plurality of the votes cast, and other matters expected to be brought before the Annual Meeting may be approved by a majority of votes cast in favor of or against the matter. Votes withheld, broker non-votes, and abstentions will not be counted as votes cast on any matter and will have no effect on the results of the vote. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

This Proxy Statement and accompanying form of proxy are being mailed to shareholders on or about March 20, 2015. A copy of Rand’s 2014 Annual Report, which contains financial statements, accompanies this Proxy Statement.

We will bear the cost of soliciting proxies in the accompanying form. We do not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, our Directors, officers and employees may solicit proxies in person or by telephone, and they will receive no additional compensation therefor.

Our office is located at 2200 Rand Building, Buffalo, New York 14203 and our telephone number is 716-853-0802.

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Proxy Statement Rand Capital Corporation

BENEFICIAL OWNERSHIP OF SHARES

Unless otherwise indicated, the following table sets forth beneficial ownership of our common shares on March 6, 2015, by (a) persons known by us to be beneficial owners of more than 5% of the outstanding shares, (b) the Directors, nominees for Director, and the executive officers of Rand, and (c) all Directors and executive officers as a group. For purposes of the table, the address for each of our Directors, nominees for Director and executive officers of Rand is c/o 2200 Rand Building, Buffalo, NY 14203. Unless otherwise stated, each person named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (5)

(a) More than 5% Owners:

JAM Capital Partners Management, LLC 16 Boardwalk Plaza St. Simons Island, GA 31522	1,238,692		19.6%

Colmac Holdings Ltd. 8 King Street East, Suite 1901 Toronto, ON Canada	810,000	(2)	12.8%

(b) Directors, nominees for Director and executive officers:
Allen F. Grum	116,142		1.8%
Erland E. Kailbourne	20,000		*
Ross B. Kenzie	100,000		1.6%
Robert S. McLeese (2)	810,000		12.8%
Reginald B. Newman II	189,538		3.0%
E. Wycliffe Orr, Jr. (3)	1,238,692		19.6%
Jayne K. Rand	115,433		1.8%
Robert M. Zak	40,000		*
Daniel P. Penberthy	67,800		1.1%

* Less than 1%.

(c) All Directors and executive officers as a group
(nine persons)(4)	2,697,605		42.6%

(1)	The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission (“SEC”).
(2)	These shares are owned by Colmac Holdings Ltd., a corporation of which Mr. McLeese is the President, Chief Executive Officer and principal owner.
(3)	Mr. Orr, one of our directors, is a managing director of JAM Capital Partners Management, LLC. By virtue of his position with JAM Capital Partners Management, LLC, Mr. Orr has shared voting and investment power over the 1,238,692 shares held by JAM Capital Partners Management, LLC.
(4)	Except with respect to Mr. Orr, as described in footnote 3, members of the group have sole voting and investment power over these shares.
(5)	Percent of Class calculated based on 6,328,538 shares outstanding at the Record Date.

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Proxy Statement Rand Capital Corporation

PROPOSAL 1. ELECTION OF DIRECTORS

Eight Directors are to be elected at the Annual Meeting. Six nominees, Mr. Grum, Mr. Kailbourne, Mr. Kenzie, Mr. Newman, Ms. Rand and Mr. Zak, were elected at the 2014 Annual Meeting of Shareholders. During 2014, Robert S. McLeese and E. Wycliffe Orr, Jr. each requested to join our Board of Directors. After evaluating these requests, the Governance and Nominating Committee voted to recommend Mr. McLeese and Mr. Orr each as candidates for directors to the full Board of Directors. On January 29, 2015, the Board of Directors voted to increase its size from six directors to eight directors and to elect Mr. McLeese and Mr. Orr to fill the two newly created directorships.

Each of the nominees was recommended for re-election by the Governance and Nominating Committee, which is comprised of non-employee, independent Directors. Each of the nominees has consented to serve as a Director if elected. If at the time of the Annual Meeting any nominee should be unable to serve, it is the intention of the persons designated as proxies to vote, in their discretion, for such other person as may be designated as a nominee by the Board of Directors.

Director Independence

The Board of Directors affirmatively determined that five of the non-employee Directors, Erland E. Kailbourne, Ross B. Kenzie, Reginald B. Newman II, Jayne K. Rand and Robert M. Zak are “Independent Directors” under the rules of the SEC and under the rules and guidelines of the NASDAQ Stock Market including without limitation NASDAQ Rule 5605(a)(2) and, therefore, that a majority of Rand’s eight-person Board of Directors is currently independent as so defined. The Board of Directors has determined that there are no relationships between Rand and the Directors classified as independent other than service on its Board of Directors and compensation paid to Directors.

The nominees for the 2015 Election of Directors have been selected by the Independent Directors of the Board upon the recommendation of Rand’s Governance and Nominating Committee comprised solely of independent Directors in compliance with NASDAQ Rule 5605(e)(1).

Three of the Directors are deemed to be “interested persons” under Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Investment Company Act”) with respect to Rand: Allen F. Grum because he is an executive officer of Rand, and Robert S. McLeese and E. Wycliffe Orr, Jr., because each of them directly or indirectly owns, controls or holds, with power to vote, more than 5% of Rand’s outstanding common shares. Persons who are Interested Persons are not independent directors under the rules and guidelines of the NASDAQ Stock Market.

The independence determination of the Board of Directors under the SEC rules and under the NASDAQ Stock Market rules and guidelines also included conclusions that:

•	each of the members of the Audit Committee, the Governance and Nominating Committee, and the Compensation Committee are independent under the applicable NASDAQ rules and guidelines and SEC rules for purposes of determining independence for each of those committees;

•	the 2014 compensation of the executive officers was determined by a majority of the Independent Directors of the Board;

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Proxy Statement Rand Capital Corporation

•	each of the members of the Audit Committee also meets the additional independence requirements under SEC Rule 10A-3(b) and NASDAQ Rule 5605(a)(2); and

•	each of the members of the Compensation Committee also meet the independence requirements under the rules and guidelines of the NASDAQ Stock Market, including without limitation, NASDAQ Rule 5605(d) and 5605(a)(2).

Rand’s Chairman, Mr. Newman, serves as chair of meetings of the Independent Directors. It is currently contemplated that “executive sessions” of the Independent Directors will occur at least twice during the fiscal year ending December 31, 2015, in addition to separate meetings of standing committees of the Board of Directors.

Board Leadership Structure

Reginald B. Newman II has served as Chairman of the Board of the Corporation since 1996 and is not an “interested person” under Section 2(a)(19) of the Investment Company Act with respect to Rand. His long standing business experience is invaluable to the Corporation’s Board discussions. Robert M. Zak was appointed Vice Chair on November 5, 2014 and is not an “interested person” under Section 2(a)(19) of the Investment Company Act with respect to Rand. Allen F. Grum has served as President since 1996 and is an “interested person” under Section 2(a)(19) of the Investment Company Act with respect to Rand. The Corporation believes that separating the Chairman and President (CEO) roles provides independent oversight of the Corporation, enhanced leadership to the independent Directors, and a check on management.

The Board’s Role in Risk Oversight

The Board’s role in the Corporation’s risk oversight process consists of receiving regular reports from Rand’s senior management on areas of material risk to the Corporation, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) reviews these reports from the Corporation to understand and provide input on management of these risks.

Shareholder Communications

Communications to an individual Director, to non-management Directors as a group, or to the entire Board, should be addressed as follows: Reginald B. Newman, II, Security Holder Board Communications, 2200 Rand Building, Buffalo, New York, 14203, with an indication of the individual or subgroup (if any) to whose attention the communication is directed. All security holder communications addressed in that manner will be delivered directly to Mr. Newman, who will receive communications for the Board and non-management Directors, and who will deliver the communication unopened to any individual indicated Director.

Meeting Attendance

Each of the Directors elected at the 2014 Annual Meeting of Shareholders attended the 2014 Annual Meeting of Shareholders, and each of the current nominees are expected to do so this year. Directors are expected to attend the Annual Meeting, but such attendance is not required.

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Proxy Statement Rand Capital Corporation

Information Regarding Directors, Nominees for Director, and Officers

The following table provides information concerning all persons who are Directors, nominees for Director, or executive officers of Rand. Rand is not part of a fund complex.

Name, Age and Address	Position(s) held with Fund	Length of Time Served (1)	Business Experience and Occupations During Last Five Years	Other Director- ships (2)

Directors who are Interested Persons (3)

Allen F. Grum (57) c/o 2200 Rand Building Buffalo NY 14203	President of Rand and a Director	1996	President and Chief Executive Officer since 1996. Prior thereto, Mr. Grum served as Senior Vice President of Rand Capital Corporation commencing in June 1995. From 1994 to 1995, Mr. Grum was Executive Vice President of Hamilton Financial Corporation and from 1991-1994 he served as Senior Vice President of Marine Midland Mortgage Corporation. Mr. Grum serves on a number of Boards of Directors of companies in which Rand Capital Corporation has an investment. His in-depth knowledge of Rand Capital Corporation’s operations, and the industries in which the Corporation operates makes Mr. Grum qualified to serve as a Director.	None

Robert S. McLeese (61) c/o 2200 Rand Building Buffalo, NY 14203	Director	2015	President and Chief Executive Officer of Colmac Holdings, Ltd. since 1977, which holds the stock of various other companies and invests excess funds; founder and President of Access Capital Corp. since 1990, which provides advice to developers, lenders, purchasers and sellers of independent power projects and assists in negotiating financing for such persons or entities; and Chairman and Chief Executive Officer of ACI Energy, Inc., which is an owner-operator of solid fuelled power plants. Mr. McLeese’s skills as a chartered accountant and his experience investing in both private and public companies makes Mr. McLeese qualified to serve as a Director of Rand.	None

E. Wycliffe Orr, Jr. (37) c/o 2200 Rand Building Buffalo, NY 14203	Director	2015	Managing Director of JAM Capital Partners Management since September 2013. Mr. Orr was previously a research analyst with Privet Fund Management, which is a hedge fund, from 2011 to 2013 and a portfolio manager for Timbervest Crossover Partners II, L.P., which is a real estate private equity firm, from 2006 to 2009. Mr. Orr’s experience evaluating equity and debt investments in both private and public companies makes Mr. Orr qualified to serve as a Director of Rand.	None

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Proxy Statement Rand Capital Corporation

Directors who are not Interested Persons

Erland E. Kailbourne (73) c/o 2200 Rand Building Buffalo, NY 14203	Director	1999	Chairman of Albany International, Inc. since May 2009. Prior thereto, from January 2006 until May 2010, Mr. Kailbourne was Chairman of Financial Institutions, Inc. and its subsidiary Five Star Bank. He retired as Chairman and Chief Executive Officer (New York Region) of Fleet National Bank, a banking subsidiary of Fleet Financial Group, Inc., in 1998. From 1995 – 2000, he was Vice Chairman State University of New York (SUNY). He was Chairman and Chief Executive Officer of Fleet Bank, also a subsidiary of Fleet Financial Group, Inc., from 1993 until its merger into Fleet National Bank in 1997. He is a Director of the New York ISO, Financial Institutions, Inc. and Five Star Bank, Albany International Corporation, Allegany Co-op Insurance Company, Conemaugh Valley Insurance Company, and The Thomas and Laura Moogan Foundation. Mr. Kailbourne’s extensive banking and financial experience provide necessary attributes as a Director of Rand.	Chairman of Albany International, Inc., Director of Financial Institutions, Inc. and its subsidiary Five Star Bank

Ross B. Kenzie (83) 1961 Wehrle Drive Suite 5 Buffalo, NY 14221	Director	1996	Mr. Kenzie has been retired since 1989. Prior thereto, he was the Chairman of the Board and Chief Executive Officer of Goldome Bank, Buffalo, NY, a savings bank, from 1980. Prior thereto, Mr. Kenzie was Executive Vice President and Director of Merrill Lynch Pierce Fenner & Smith as well as Merrill Lynch & Co. Mr. Kenzie is a former Director of Biophan Technologies, Inc. and Natural Nano, Inc., development companies specializing in highly marketable business devices and naturally occurring nanotube technologies; and a former Director of Merchants Mutual Insurance Company. Mr. Kenzie’s banking and financial experience in addition to his involvement with emerging companies, provide invaluable expertise as a Director of Rand.	None

Reginald B. Newman II (77) 50 North Airport Drive Buffalo, NY 14225	Director and Chairman of Board	1987	Mr. Newman has been Chairman of the Board since 1996. Mr. Newman is the Chairman of Prior Aviation Service, Inc., the Fixed Base Operator (FBO) at Buffalo Niagara International Airport, Buffalo, NY. He is a Director of Dunn Tire LLC and Taylor Devices, Inc. and former Director of M&T Bank Corporation. Mr. Newman’s involvement with small businesses provides necessary skills as a Director of Rand.	Director of Taylor Devices, Inc.

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Proxy Statement Rand Capital Corporation

Jayne K. Rand (54) c/o 2200 Rand Building Buffalo, NY 14203	Director	1989	Since 1993, Miss Rand has been a Vice President of M&T Bank. Miss Rand’s banking experience and credit underwriting abilities provide necessary expertise as a Director of Rand.	None

Robert M. Zak (57) 250 Main Street Buffalo, NY 14202	Director and Vice Chair of the Board	2005	Since 1995, Mr. Zak has been President and Chief Executive Officer of Merchants Mutual Insurance Company, which operates under the trade name Merchants Insurance Group. Mr. Zak joined Merchants in 1985. Prior to that, his career was in public accounting. Mr. Zak’s executive leadership and public accounting experience provide desirable attributes as a Director of Rand.	Director of Manning & Napier, Inc.

Non-Director Executive Officers

Daniel P. Penberthy (52) c/o 2200 Rand Building Buffalo, NY 14203	Executive Vice President, Treasurer and Chief Financial Officer of Rand	N/A	Mr. Penberthy has served as Treasurer of Rand since August 1997. Since January 2002, Mr. Penberthy has served as Executive Vice President, and he has continued to serve as the Chief Financial Officer since 1997. From 1993 to 1997, Mr. Penberthy served as Chief Financial Officer for both the Greater Buffalo Partnership (formerly the Chamber of Commerce) and the Greater Buffalo Convention and Visitors Bureau. Prior thereto, from 1990 to 1993, Mr. Penberthy was employed by Greater Buffalo Development Foundation and KPMG.	None

(1)	Indicates initial year in which person became Director. All Directors’ terms of office will be through the next annual meeting of shareholders and until their successors have been elected and qualified.
(2)	Indicates directorships of companies with a class of equity securities registered under Section 12 of the Securities Exchange Act, subject to the requirements of Section 15(d) of the Securities Exchange Act, or registered as an investment company under the Investment Company Act.
(3)	Mr. Robert S. McLeese and Mr. E. Wycliffe Orr, Jr., each, directly or indirectly, own, control or hold, with power to vote, more than 5% of Rand’s outstanding securities, and Mr. Allen F. Grum is an officer of Rand, and are each deemed to be “interested persons” under Section 2(a)(19) of the Investment Company Act.

The Board of Directors of the Company unanimously recommends a vote FOR the election of the nominees named in this Proxy Statement.

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Proxy Statement Rand Capital Corporation

Approximate Value of Investments in Rand

The following table indicates the range of value as of March 6, 2015 of the common shares of Rand (the “Fund”) beneficially owned by each Director and nominee for Director of Rand. Rand is not part of a family of investment companies.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund

(a)	Directors who are not Interested Persons:

Erland E. Kailbourne	$50,000 - $100,000
Robert M. Zak	Over $100,000
Ross B. Kenzie	Over $100,000
Reginald B. Newman, II	Over $100,000
Jayne K. Rand	Over $100,000

(b)	Directors who are Interested Persons:

Allen F. Grum	Over $100,000
Robert S. McLeese	Over $100,000
E. Wycliffe Orr, Jr.	None

COMMITTEES AND MEETING DATA

The Committees of the Board of Directors have the following members:

Compensation Committee	Governance and Nominating Committee	Audit Committee
Robert M. Zak (Chair)	Erland E. Kailbourne (Chair)	Ross B. Kenzie (Chair)
Erland E. Kailbourne	Ross B. Kenzie	Erland E. Kailbourne
Jayne K. Rand	Jayne K. Rand	Robert M. Zak

In 2014, the Corporation compensated its Directors for attendance at the following meetings: the full Board met five times, the Audit Committee met five times, the Governance and Nominating Committee met two times and the Compensation Committee met three times. All Directors attended 100% of the total number of meetings of the Board of Directors and the total number of meetings of Committees of the Board that the respective Director was eligible to attend during 2014.

Compensation Committee

The Compensation Committee is comprised of independent Board members, each of whom meet the independence requirements of the NASDAQ Stock Market and applicable law, and advises the independent members of the Board of Directors with respect to the compensation of the executive officers and reviews the criteria that form the basis for management compensation. None of the persons on the Compensation Committee are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act.

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Proxy Statement Rand Capital Corporation

The compensation levels of Rand’s President/CEO and Executive Vice President were recommended by Rand’s Compensation Committee and approved by the independent members of the Board of Directors, representing a majority of its membership.

The Compensation Committee’s Charter may be accessed at Rand’s website, www.randcapital.com.

Governance and Nominating Committee

The primary purposes of the Governance and Nominating Committee include:

•	developing, recommending to the Board and assessing corporate governance policies for Rand;

•	overseeing the evaluation of the Board and its Committees;

•	recommending to the Board of Directors the individuals qualified to serve on Rand’s Board of Directors for election by shareholders at each annual meeting of shareholders, and recommending to the Board of Directors candidates to fill vacancies on the Board of Directors.

The Governance and Nominating Committee’s Charter may be accessed at Rand’s website, www.randcapital.com. None of the persons on the Governance and Nominating Committee are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act. The Governance and Nominating Committee is comprised of members each of whom meet the independence requirements of the NASDAQ Stock Market.

Nomination of Directors

The Governance and Nominating Committee, as part of the responsibilities under its Charter, oversees the identification of qualified individuals to serve on the Board.

We seek Directors who have the required and appropriate skills and characteristics, including business experience and personal skills in finance, marketing, business and other areas that are expected to contribute to an effective board and who meet the criteria set forth in Rand’s Corporate Governance Guidelines. We identify new Director candidates from prominent business persons and professionals in the communities Rand serves or who have a shared interest in the types of investments in which Rand transacts. We consider nominees of shareholders in the same manner as other nominees.

If a Board vacancy occurs, or if the size of the Board is changed, the Governance and Nominating Committee may recommend the candidate to the Board. The Board may appoint the new Director to fill any unexpired term of the seat. Annually, the Governance and Nominating Committee will recommend a slate of new and/or continuing candidates for the Board of Directors. The Board will select a slate of nominees for Director from recommendations of the Governance and Nominating Committee, and submit the slate of nominees to be voted on by shareholders at Rand’s next annual meeting of shareholders.

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Proxy Statement Rand Capital Corporation

Rand’s by-laws provide that an annual meeting of shareholders shall be held on the fourth Tuesday in April, or such other time within 30 days before or after such date as the Chairman or Board of Directors shall determine. The number of Directors is determined by the Board of Directors, but in no event may it be less than three.

Criteria and Diversity

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Governance and Nominating Committee will apply the criteria set forth in Rand’s Corporate Governance Guidelines. These criteria include the candidate’s experience, business skill set and the ability to act in the interests of all shareholders. Our Corporate Governance Guidelines specify that the value of diversity on the Board should be considered by the Governance and Nominating Committee in the director identification and nomination process. The Governance and Nominating Committee seeks nominees with a broad diversity of experience, professions, skills, and backgrounds. The Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Rand believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Procedure for Shareholders to Nominate Directors

Any shareholder who intends to present a Director nomination proposal for consideration at the 2016 Annual Meeting and intends to have that proposal included in the proxy statement and related materials for the 2016 Annual Meeting must deliver a written copy of the proposal to Rand no later than the deadline, and in accordance with the procedures specified under “Shareholder Proposals” in this proxy statement, and in accordance with the requirements of SEC Rule 14a-8.

If a shareholder does not comply with the foregoing procedures, the shareholder may use the procedures set forth in Rand’s by-laws, although Rand would not in the latter case be required to include the nomination as a proposal in its proxy statement and proxy card mailed to shareholders in connection with the 2016 Annual Meeting of Shareholders.

The shareholder nomination proposal referred to above must set forth (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that the shareholder is a shareholder of record of Rand common shares entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the proposal; (3) a description of the arrangements or understandings between the shareholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are being made by the shareholder; (4) such other information regarding each nominee proposed by the shareholder as would have been required to be included in a proxy statement filed under the proxy rules of the SEC had each nominee been nominated or intended to be nominated by the Board of Directors; and (5) the consent of each nominee to serve as a Director of the Corporation if elected. The

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Proxy Statement Rand Capital Corporation

Governance and Nominating Committee may refuse to acknowledge a proposal for the nomination of any person not made in accordance with the foregoing procedure. Recommendations for nominees should be sent to: Rand Capital Corporation, Attention: Board Nominations, 2200 Rand Building, Buffalo, New York 14203.

Rand did not receive any nominations from shareholders for the 2015 Board of Directors election.

Code of Ethics

Rand has adopted a Code of Ethics which applies to Rand’s chief executive officer, chief financial officer, and vice president of finance, and a Business Ethics Policy applicable to Rand’s Directors, officers and employees. The Code of Ethics and the Business Ethics Policy are available in the Governance section of Rand’s website at www.randcapital.com. They are also available in print to any shareholder who requests it. Rand will disclose any substantive amendments to, or waiver from provisions of, the Code of Ethics made with respect to the chief executive officer, chief financial officer or vice president of finance via its website.

Audit Committee

The Board of Directors has determined that none of the members of the Audit Committee are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act. The Audit Committee is comprised of independent members, all of whom meet the independence requirements of the NASDAQ Stock Market and the rules of the SEC. The Board of Directors has determined that Ross B. Kenzie is an Audit Committee financial expert (as defined by SEC regulations) (see Mr. Kenzie’s relevant work experience in the Table under “Information Regarding Directors, Nominees for Directors and Officers”). Mr. Kenzie is an independent member of Rand’s Board of Directors (as defined by SEC and NASDAQ Stock Market regulations).

The Audit Committee’s charter may be accessed at Rand’s website, www.randcapital.com. The Audit Committee reviews the scope and results of the annual audit, receives reports from Rand’s independent public accountants, and reports the Audit Committee’s findings and recommendations to the Board of Directors.

The Audit Committee has adopted necessary reporting procedures for the confidential submission, receipt, retention and treatment of accounting and auditing complaints.

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Proxy Statement Rand Capital Corporation

Independent Registered Public Accountant (“Independent Accountant”) Fees

The aggregate fees for each of the last two fiscal years for services rendered by our auditing firm, Freed Maxick CPAs, P.C. (“Freed”) are as follows:

Audit Fees

This category consists of fees for the audit of annual consolidated financial statements, review of consolidated financial statements included in quarterly reports on Form 10-Q and services that are normally provided by the independent accountant in connection with statutory and regulatory filings or audit engagements for those fiscal years.

Audit fees for professional services provided by Freed for the fiscal years ended December 31, 2014 and 2013 were $72,175 and $71,675, respectively.

Audit Related Fees

This category consists of assurance and related services by the independent accountant that are reasonably related to the performance of the audit and review of financial statements and are not reported under audit fees.

During the fiscal year ended December 31, 2014, there were $3,800 in audit related fees for assurance and related services. During the fiscal year ended December 31, 2013, there were no audit related fees for assurance and related services.

Tax Fees

This category consists of professional services rendered by the independent accountant for tax compliance and tax planning. The services for the fees disclosed under this category include tax return preparation and technical advice provided by Freed.

During the fiscal years’ ended December 31, 2014 and 2013, tax fees were $25,850 and $20,000, respectively.

All Other Fees

This category consists of fees not covered by Audit Fees, Audit Related Fees and Tax Fees.

For the fiscal years ended December 31, 2014 and 2013, Rand did not receive or pay for any products or services in this category from Freed.

For fiscal years 2014 and 2013, all of the services of Freed described in the above categories were pre-approved by the Audit Committee.

Estimates of annual audit, quarterly review and tax fees to be paid during the year are submitted annually to the Audit Committee for its review and pre-approval and then budgeted for by Rand. All other non-audit services must be pre-approved by the Audit Committee prior to engagement, as required by the Audit Committee’s Charter.

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Proxy Statement Rand Capital Corporation

Audit Committee Report

The Audit Committee has reviewed and discussed Rand’s audited consolidated financial statements with management. In addition, the Audit Committee has discussed with Rand’s independent accountants, Freed Maxick CPAs, P.C., the matters required to be discussed by Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed the independent accountants’ independence with the independent accountants.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Rand Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

This report is respectfully submitted by the Audit Committee of the Board of Directors.

Ross B. Kenzie, Chair

Erland E. Kailbourne

Robert M. Zak

The information provided in the preceding Audit Committee Report will not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act, unless in the future the Corporation specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

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Proxy Statement Rand Capital Corporation

COMPENSATION DISCUSSION AND ANALYSIS

Rand’s principal executive officer is its President, Allen F. Grum, and Rand’s principal financial officer is its Executive Vice President/Chief Financial Officer, Daniel P. Penberthy. They are Rand’s Named Executive Officers (“NEOs”).

The President and Executive Vice President serve as the Management and Investment Committee of Rand’s wholly owned subsidiary, Rand Capital SBIC, Inc. (“Rand SBIC”), and are parties to a Profit Sharing Plan (the “Profit Sharing Plan”) of Rand SBIC that was adopted by Rand as a requirement for the licensing of Rand SBIC as a Small Business Investment Company by the U.S. Small Business Administration (“SBA”).

The Compensation Committee, all of the members of which are independent members of the Board, makes determinations and recommendations to the Board of Directors with respect to the compensation of the NEOs. Each of the members (i) satisfies all of the independence requirements under the current rules and guidelines of the NASDAQ Stock Market as discussed under the “Director Independence” section of the Proxy Statement; (ii) are “outside Directors” (as defined in the regulations pursuant to Section 162(m) of the Code and (iii) are non-employee Directors (as defined in Rule 16b-3 of the Securities Exchange Act of 1934). The Compensation Committee’s responsibilities and authority are set forth in the Compensation Committee Charter which is disclosed on the Rand Capital website. The Compensation Committee recommendations are then reviewed by the independent members of the Board, who are responsible for establishing such compensation. Rand’s President is responsible for the compensation of Rand’s staff other than the NEOs.

Introduction

This Compensation Discussion and Analysis is designed to provide shareholders with an understanding of our compensation philosophy and objectives as well as the analysis that we performed in setting executive compensation. It discusses the Compensation Committee’s determination of how and why, in addition to what, compensation actions were taken for the NEOs.

Objectives of Rand’s Compensation Programs and What they are Designed to Reward

Rand depends on the management and analytical abilities of its NEOs for its long-term success and the enhancement of long-term shareholder value. The objectives of Rand’s compensation programs are to provide appropriate levels of compensation, reward above average corporate performance, recognize individual initiative and achievement, attract and retain qualified individuals to contribute to Rand’s success, and motivate management to enhance shareholder value.

Key Elements of Rand’s Compensation Plans and Why they are Paid:

•	Base Salary – Base salaries should meet the objectives of attracting and retaining the management talent needed to operate the business successfully. Individual salary amounts are not determined by formulas, but instead reflect the Compensation Committee’s judgment with respect to each NEO’s responsibility, performance, experience and past compensation, internal equity considerations and other factors, including retention. Annually, the Board, on recommendation of the Compensation Committee, sets base salaries for the NEOs that it believes are appropriate given the scope of their duties and responsibilities.

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Proxy Statement Rand Capital Corporation

•	Bonus – Rand provides the opportunity to earn bonuses to its NEOs and staff based on the Compensation Committee’s and Board’s evaluation of performance and results, as well as to motivate them to achieve results that exceed the annual budget or provide value to the Corporation. The bonus is based on a qualitative consideration of individual and company performance. The Compensation Committee considers, and may make appropriate adjustments for, unusual items that are deemed to be outside the control of the executives. For 2014, a total of $53,990 was awarded to the NEOs.

•	Profit Sharing Plan – Rand provides long-term incentives to its NEOs through the Profit Sharing Plan, which allows them to participate in the growth of its portfolio and aligns their long-term interests with those of Rand’s shareholders. The terms of Rand’s license to operate Rand SBIC require that it maintain a profit sharing plan, which provides for payment by Rand of designated percentages of net realized capital gains (net of all realized capital losses and unrealized depreciation) of Rand SBIC. Amounts paid or accrued pursuant to the Profit Sharing Plan cannot exceed 20% of Rand’s net income. The Compensation Committee does not have discretion to change the amounts due under the Profit Sharing Plan. For 2014, a total of $846,010 was earned by the NEOs pursuant to the Profit Sharing Plan. This amount was accrued in 2014 and is expected to be substantially paid in 2015 following the receipt of proceeds from realized gains and related escrows.

•	Equity – Although we believe that equity ownership by management incentivizes management to increase shareholder value, restrictions imposed by the Investment Company Act preclude Rand from offering stock options or other equity incentives to its NEOs at any time when they participate in a profit sharing plan.

•	Standard Employee Benefits – Rand provides employee benefits that are considered competitive and necessary to attract and retain talented personnel. Rand maintains a 401(k) plan for its employees under which participants may elect to contribute up to 20% of their compensation on a pretax basis, to a maximum of $17,500 ($23,000 if age 50 or over) for 2014. Rand makes a contribution of 1% of compensation for each participant and matches participant contributions up to 5% of compensation. Rand may also elect to contribute discretionary amounts under the 401(k) plan as determined by the Board. No discretionary amounts have been contributed since the 401(k) plan’s inception. Rand also provides life insurance and automobile reimbursement benefits to its NEOs.

Consideration of Prior Shareholder Advisory Vote on Executive Compensation

At our Annual Meeting, we will provide our shareholders the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs. At the 2014 Annual Meeting, our shareholders cast 2,143,514 votes, or 81%, in favor of approving the compensation, and 501,714 votes, or 19% against. Our Compensation Committee and Board value the opinions expressed by our shareholders, including the non-binding advisory vote on executive compensation. We are mindful of the strong support our shareholders expressed for our philosophy of linking compensation to our operating objectives and the enhancement of shareholder value. As a result, our Compensation Committee took the results of the vote into account when determining that our 2014, and anticipated 2015, executive compensation policies should largely remain consistent with our policies in prior years and should continue to emphasize the performance, alignment, and retention objectives described above.

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Proxy Statement Rand Capital Corporation

How the Amounts of Each Element of the Compensation are Determined and How They Fit Into Rand’s Overall Compensation Objectives

Salary, Bonus and Profit Sharing

The Compensation Committee determined that the salary paid to NEO’s for the 2014 fiscal year was in the best interests of shareholders. A discretionary bonus payment was paid for 2014 to each of Mr. Grum and Mr. Penberthy, and the NEOs also earned a profit sharing payment under the Profit Sharing Plan. In making its determination, the Compensation Committee considered whether the salaries, bonuses and profit sharing amounts due to its NEOs were consistent with the compensation philosophy described above.

The Analysis Used in Setting Compensation Levels

When making individual compensation decisions for NEOs, the Compensation Committee takes many factors into account, including the individual’s role and responsibilities, performance, and experience; the overall performance of Rand; the recommendations of Board Committee Chairs; the individual’s past compensation; and comparison to the other NEO of Rand. The Compensation Committee may engage a compensation consultant to provide insight into setting compensation levels.

Specifically, the Committee has considered factors such as:

•	total compensation in relation to Rand’s size, and the composition and performance of its investments and total investment capital available;

•	Rand’s success in identifying appropriate investment opportunities and returns on its investments;

•	the value of Rand’s assets in accordance with Accounting Standards Codification 820 “fair value measurement”;

•	the responsibilities and duties of the NEOs;

•	whether there has been any adjustment or potential recovery of prior payments resulting from the restatement of prior performance measures upon which bonus or profit sharing awards were based (no such adjustments or recovery occurred during 2013 or 2014); and

•	realized income from investment exits in the consolidated Rand and Rand SBIC portfolios.

Evaluating Performance

The Compensation Committee evaluates the performance of the NEOs annually, and consults with the other Directors and Committee Chairs regarding that performance. The Compensation Committee also seeks the advice of the President in connection with the performance evaluation for the other NEO; however, the President is not present when the Compensation Committee meets to evaluate his performance and recommend compensation for the NEOs.

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Proxy Statement Rand Capital Corporation

Individual Performance

The Compensation Committee uses discretion in a qualitative evaluation of individual performance and considers the following factors, among others, in recommending to the Board any annual bonus awards to the NEOs: the input of other Board Committee Chairs, and each NEO’s contribution to Rand’s leadership, management, strategic planning, business development, and investment returns.

Change of Control and Termination Benefits

Rand does not provide any employment contracts, or change of control or termination benefits to its employees.

Accounting and Tax Treatments of Compensation

The Compensation Committee’s policy is to structure compensation in a way that allows it to be fully deductible, where doing so will further the purposes of the executive compensation programs. The Committee also considers it important to retain flexibility to design compensation programs that recognize a full range of criteria important to Rand’s success, even where compensation payable under the programs may not be fully deductible.

Compensation Consultant

During 2012, the Compensation Committee engaged, at Rand’s expense, The Burke Group to serve as compensation consultant to the Compensation Committee. The Committee assessed the independence of The Burke Group (and any individuals working on the Corporation’s account on The Burke Group’s behalf) in accordance with NASDAQ Listing Rules and determined that its work on behalf of the Compensation Committee raised no conflict of interest. Following such determination, The Burke Group was engaged as an independent advisor to provide the following services:

•	To review NEO compensation levels;

•	To review compensation levels in an appropriate peer group of Rand;

•	To review compensation levels as reported in survey data for the Financial Industry; and

•	To review Rand’s overall compensation strategy, including base salary, bonus, profit sharing plan and equity, identifying industry best practices, trends, and areas for improvement.

The Burke Group delivered its report to the Compensation Committee in 2013, noting that the unique nature of Rand’s corporate structure, market capitalization, asset base, and regulatory requirements creates challenges in both establishing and implementing the Corporation’s overall compensation strategy. Other than changes to the NEOs’ base salary, the Compensation Committee did not make changes to the key elements of Rand’s compensation programs as a result of the report. The Compensation Committee remains focused on the best means to align management’s and Rand’s interests to enhance shareholder value. The Compensation Committee anticipates using an independent advisor periodically.

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Proxy Statement Rand Capital Corporation

Profit Sharing Plan

We believe Rand’s salaries, bonuses and the Profit Sharing Plan create an appropriate focus on long-term objectives and promote NEO retention. The terms of the SBA’s license for Rand’s SBIC subsidiary require it to maintain a profit sharing plan that provides for payment of the designated percentages of the net realized capital gains (net of all unrealized capital losses and unrealized depreciation) of the SBIC that are provided for in the Profit Sharing Plan to our NEOs. The Compensation Committee does not have discretion to change the amounts due under the Profit Sharing Plan.

Under the Profit Sharing Plan, Rand pays its NEOs cumulative profit sharing payments equal to 12% of realized capital gains of Rand SBIC, net of realized capital losses and unrealized depreciation of Rand SBIC, for each fiscal year of Rand SBIC, computed in accordance with the Profit Sharing Plan and Rand’s interpretation of the Profit Sharing Plan.

The profit sharing payments are shared equally between Rand’s two NEOs, who are fully vested in the Profit Sharing Plan. Under the Investment Advisers Act of 1940 (Section 205 (b)(3)) requirements, the aggregate amount which may be paid or accrued under the Profit Sharing Plan and any other incentive based plan maintained by Rand during any fiscal year, may not exceed 20% of Rand’s net income after taxes, as defined, for that fiscal year. In accordance with Investment Company Act requirements, a majority of the members of the Board who were not interested persons approved the Profit Sharing Plan on the basis that it is reasonable and fair to Rand’s shareholders, and does not involve overreaching of Rand or its shareholders on the part of any person concerned.

In 2014, Rand recognized approximately $7.2 million of net realized gains before income taxes from the sale of shares of three portfolio companies, the shutdown of one business and other adjustments of prior realized gains and losses. In addition, as of December 31, 2014, Rand had recorded unrealized depreciation under the Profit Sharing Plan on three portfolio investments in the amount of $1.0 million. For the Profit Sharing Plan year 2014, a total of $846,010 was payable to the named NEOs, which is expected to be substantially paid in 2015 following the receipt of proceeds from realized gains and the remainder following release of funds from related escrows in 2016.

Disbursement Triggers on Non-Equity Incentive Compensation

Realized gains from portfolio exits are typically received in a combination of lump sum payment (cash), and a release of escrow twelve to twenty-four months following closing. Profit sharing payments under the Profit Sharing Plan that are accrued by the Corporation are typically retained, and disbursed to the NEOs upon the receipt of cash proceeds. If a loss or deduction to funds held in escrow occurs due to certain post-closing adjustments or claims, the pro-rata profit sharing obligation payable to NEO’s under the Profit Sharing Plan will be forfeited.

In 2014 a total of $435,650 of funds held in escrow receivable from realized gains recognized in 2013 were forfeited, resulting in a $52,280 reduction in previously accrued profit sharing amounts due to NEOs under the Profit Sharing Plan.

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Proxy Statement Rand Capital Corporation

Risk Considerations in our Compensation Program

The compensation of the NEOs consists of fixed and variable compensation. The fixed (or salary) portion of compensation is designed to provide a steady income so executives do not feel pressured to focus exclusively on short-term gains or annual stock price performance, which may be to the detriment of long-term appreciation and other business metrics. The variable (cash bonus and profit sharing) portions of compensation are designed to reward both short- and long-term corporate performance. For short-term performance, bonuses are qualitatively determined by the Compensation Committee and approved by the Board. For long-term performance, profit sharing is determined based on realized income from portfolio investment exits, net of realized and unrealized losses and depreciation. In addition, the following risk mitigation components exist:

•	Bonus payments are not tied directly to specific financial metrics, which reduces the risk that management is inappropriately incented to achieve desired targets and performance metrics;

•	Maintenance of the Profit Sharing Plan is required under the terms of the SBA’s license for our SBIC subsidiary, and the SBA’s requirement to maintain the Profit Sharing Plan suggests that it believes that the Profit Sharing Plan provides for compensation to participants in an appropriate manner and in appropriate amounts;

•	Profit sharing payments are limited by the Investment Advisors Act of 1940 to 20% of Rand’s net income after taxes as defined in any fiscal year;

•	The Board, Compensation Committee and independent accountants review all profit sharing calculations prior to disbursement;

•	The NEOs’ personal investment portfolios include significant amounts of Rand’s shares, which aligns their interests with the interests of our shareholders in Rand’s long-term success and stock price appreciation;

•	The Profit Sharing and bonus plan each have been in place for a number of years, and we have seen no evidence that they encourage unnecessary or excessive risk taking;

•	Rand has specific quarterly reporting, review and approval processes with its Board of Directors, which we believe are adequately designed to prevent manipulation by any employee, including our NEOs; and

•	The compensation and bonus of non-executive officers are qualitatively determined by the President, which we believe encourages a balanced approach to overall corporate performance.

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Proxy Statement Rand Capital Corporation

Conclusion

Through the compensation and incentive structure described above, a significant portion of the amounts that may be payable as compensation have been, and will continue to be, contingent on Rand’s performance, and realization of incentive benefits is closely linked to increases in long-term shareholder value. Rand remains committed to this philosophy of pay for performance, recognizing the volatility of Rand’s business may result in highly variable compensation from year to year.

Based on the factors discussed above, the independent members of the Board approved no change to 2015 salary levels of the NEOs. Based on the same factors, in January 2015 the independent members of the Board approved profit sharing and discretionary bonus payments to Mr. Grum and Mr. Penberthy for their services in 2014. Rand accrued such payments in its 2014 financial statements.

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Proxy Statement Rand Capital Corporation

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee

Robert M. Zak, Chair

Erland E. Kailbourne

Jayne K. Rand

The information provided in the preceding Compensation Committee Report will not be deemed to be “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act, unless in the future the Corporation specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, none of the members of the Compensation Committee was an officer or employee or former officer or employee of Rand or had any relationship with respect to Rand that would require disclosure under Regulation S-K, Item 404.

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Proxy Statement Rand Capital Corporation

Summary Compensation Table

The following table sets forth information with respect to the compensation paid or earned for the 2014, 2013 and 2012 fiscal years to each NEO. Rand is not part of a fund complex.

Name and Principal Position (1)	Year	Salary (2)	Bonus (2)(3)	Non-Equity Incentive Plan Compensation(3)(7) (Profit Sharing Plan)	All Other Compensation (4)(5)			Total Compensation (6)
Allen F. Grum,	2014	$217,350	$26,995	$423,005		$20,800	(4)	$704,854
President and Chief Executive Officer						$16,704	(5)
	2013	$210,000	$0	$443,622	$ $	15,300 16,709	(4) (5)	$685,631
	2012	$186,430	$51,731	$123,269	$ $	12,851 17,839	(4) (5)	$392,120
Daniel P. Penberthy, Executive Vice	2014	$201,825	$26,995	$423,005		$20,800	(4)	$683,460
President and Chief Financial Officer						$10,835	(5)
	2013	$195,000	$0	$443,622	$ $	15,300 10,810	(4) (5)	$664,732
	2012	$170,980	$51,731	$123,269	$ $	10,986 11,907	(4) (5)	$368,873

(1)	Mr. Grum is Rand’s principal executive officer, and Mr. Penberthy is Rand’s principal financial officer. Neither of them has an employment contract with Rand.
(2)	Represent amounts earned, prior to employee 401(k) contributions as described in footnote (4).
(3)	Bonuses and non-equity incentive plan compensation were fully accrued as of December 31 of the respective year and expected to be paid following receipt of realized gain proceeds distributed after completion of the escrow holdback period, which typically occurs in a 12 – 24 month period following exit from an investment.
(4)	Included within the indicated compensation payment are contributions by Rand to its 401(k) plan, which is available to all Rand employees. Under the 401(k) plan, participants may elect to contribute up to 20% of their compensation on a pretax basis by salary reduction up to a maximum of $17,500 ($23,000 if age 50 or over) for 2014. For eligible employees, Rand makes a contribution of 1% of compensation and matches employee contributions up to 5% subject to IRS annual compensation and contribution limits. In addition, Rand may elect to contribute an annual discretionary amount as determined by the Board of Directors. In 2014, 2013 and 2012, Rand did not make a discretionary contribution to the 401(k) plan.
(5)	Amount indicated includes the cost of life insurance, disability insurance and business automobile reimbursement benefits.
(6)	Non-equity incentive compensation from the Corporation’s Profit Sharing Plan approximated 61% of total compensation for the NEOs in 2014. Total salary and bonus for the NEOs approximated 34%, 30% and 60% of total compensation in 2014, 2013 and 2012, respectively.
(7)	Non-equity incentive plan compensation consists of payments under the Profit Sharing Plan (in each case 6% of net realized capital gains of Rand SBIC).

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Proxy Statement Rand Capital Corporation

Option Plan

Rand does not have any outstanding equity awards, options or stock vesting rights.

Pension Benefits

Rand does not provide any tax-qualified defined benefit plan or supplemental executive retirement plan, or similar plan that provides for specified retirement payments or benefits.

DIRECTOR COMPENSATION

During 2014, under Rand’s standard compensation arrangements with Directors, the Chairman of the Board received an annual Chairman retainer of $7,500 and each non-employee Director received an annual fee of $7,500 plus $1,500 for attendance at each meeting of the Board of Directors. Audit Committee and Compensation Committee members received $1,000 for each meeting attended and Governance and Nominating Committee members received $750 for each meeting attended. Rand reimburses Directors for reasonable out of pocket expenses incurred in attending Board and Committee meetings.

The following table sets forth information with respect to the compensation paid to or earned by each non-employee Director for the 2014 fiscal year. Rand did not pay or accrue any other compensation to the following Directors for the 2014 fiscal year.

Name	Fees Earned or Paid in Cash
Erland E. Kailbourne	$24,500
Ross B. Kenzie	$21,500
Reginald B. Newman, II	$22,500
Jayne K. Rand	$19,500
Robert M. Zak	$23,000

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Rand’s Directors and executive officers, and persons who own more than ten percent of Rand’s shares, to file with the SEC initial reports of stock ownership and reports of changes to stock ownership. Reporting persons are required by SEC regulations to furnish Rand with all Section 16(a) reports they file.

To our knowledge, based solely on review of the copies of such reports furnished to Rand and written representations that no other reports were required, Rand believes all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent beneficial owners of Rand’s shares were complied with during the fiscal year ended December 31, 2014.

Directors’ and Officer’s Liability Insurance

Rand has an insurance policy from Illinois National Insurance Company effective December 31, 2014 that indemnifies (1) Rand for any obligation incurred as a result of its indemnification of its Directors and officers under the provisions of the New York Business Corporation Law and Rand’s by-laws, and (2) Rand’s Directors and officers as permitted under the New York Business

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Proxy Statement Rand Capital Corporation

Corporation Law and Rand’s by-laws. The policy covers all Directors and officers of Rand for the 12 months ending December 31, 2015 for a total premium of $25,032. No sums have been paid to Rand or its Directors or officers under the insurance contract.

PROPOSAL 2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Subject to the rules of the SEC, we are providing shareholders with the opportunity to vote at the Annual Meeting on an advisory resolution, commonly referred to as a “say-on-pay” proposal, which will express whether or not they approve of the compensation paid to Rand’s NEOs and is required by Section 14A of the Securities Exchange Act of 1934, as amended. The compensation of Rand’s NEOs is described under the heading “Compensation Discussion and Analysis” in this proxy statement.

The Compensation Committee and the Board of Directors have developed the philosophy and policies described in the Compensation Discussion and Analysis for the purpose of attracting, retaining, and motivating NEOs who will help Rand achieve its strategic and financial goals. The Compensation Discussion and Analysis and the tabular disclosures regarding NEO compensation, together with the accompanying narrative disclosures, allow you to view the trends in compensation and the application of our compensation philosophy and practice over the years presented.

Shareholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the shareholders of Rand Capital Corporation approve the compensation paid to its NEOs as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion.”

Your vote is advisory and will not be binding upon the Board of Directors. Nevertheless, the Compensation Committee and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements. We believe that both Rand and its shareholders will benefit by maintaining a constructive dialogue between the Board and Rand’s shareholders. This proposal is one aspect of Rand’s corporate governance program and practices that helps to promote a dialogue that is intended to develop long-term shareholder value.

Section 14A of the Exchange Act also requires that shareholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two, or three years. At our 2011 Annual Meeting of Shareholders held on April 29, 2011, our shareholders indicated their preference for an advisory vote on the compensation of our NEOs to be held annually, which annual frequency was also the recommendation of our Board. Our Board subsequently determined that we will hold an advisory vote to approve the compensation of our NEOs on an annual basis until the next required vote on the frequency of such advisory votes, or until the Board otherwise determines that a different frequency for such votes is in the best interests of our shareholders.

Our Board of Directors recommends that you vote FOR the approval of Rand’s compensation of its NEOs as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

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Proxy Statement Rand Capital Corporation

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Freed Maxick CPAs, P.C. (“Freed”), independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2015. Although shareholder approval of the selection of Freed is not required by the Investment Company Act or our by-laws, our Board of Directors believes that it is advisable to give shareholders an opportunity to ratify this selection. If this proposal is not approved by our shareholders at the 2015 Annual Meeting, our Audit Committee will reconsider its selection of Freed.

Representatives of Freed are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Our Board of Directors recommends that you vote FOR the ratification of the selection of Freed as our independent registered public accounting firm for the 2015 fiscal year.

OTHER BUSINESS

Rand does not know of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

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Proxy Statement Rand Capital Corporation

Shareholder Proposals for the 2016 Annual Meeting

Shareholder proposals intended to be presented at the 2016 Annual Meeting of Shareholders must be received at Rand’s offices not later than November 21, 2015 to be considered for inclusion in Rand’s proxy statement and form of proxy for that meeting.

March 20, 2015	By Order of the Board of Directors
Reginald B. Newman II
Chairman of the Board

It is important that proxies be returned promptly. Shareholders are urged to sign, date and return the proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting you may, if you wish, withdraw your proxy and vote in person.

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Proxy Statement Rand Capital Corporation

Multiple Copies of our Annual Report and Proxy Statement (Householding)

When more than one holder of Rand common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders. Similarly, brokers and other intermediaries holding shares of Rand common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.

Rand will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in “street name”, at a shared address to which a single copy of either of those documents was delivered. To receive additional copies of our annual report and proxy statement, you may call or write Elspeth A. Donaldson, Office Manager, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York 14203, telephone (716) 853-0802 or email her at eadonaldson@randcapital.com. You may also access a copy of Rand’s annual report and proxy statement on our website, www.randcapital.com, or via the SEC’s home page, www.sec.gov.

You may also contact Miss Donaldson at the address or telephone number above if you are a shareholder of record of Rand and you wish to receive a separate annual report and proxy statement in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.

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Proxy Statement Rand Capital Corporation

FINANCIAL STATEMENTS AVAILABLE

A copy of Rand’s 2014 Annual Report containing audited financial statements accompanies this Proxy Statement.

Rand will provide without charge to each shareholder upon written request a copy (without exhibits, unless otherwise requested) of Rand’s Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2014. Requests for copies should be addressed to Investor Relations, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York, 14203. Requests may also be directed to (716) 853-0802 or to eadonaldson@randcapital.com via email. Copies may also be accessed electronically by means of the SEC’s home page on the internet at http://www.sec.gov.

FINAL PAGE OF PROXY STATEMENT

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RAND CAPITAL CORPORATION ATTN: ELSPETH DONALDSON 2200 RAND BUILDING BUFFALO, NY 14203	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees

01	Allen F. Grum	02 Erland E. Kailbourne	03 Ross B. Kenzie 04 Robert S. McLeese 05 Reginald B. Newman II
06	E. Wycliffe Orr, Jr.	07 Jayne K. Rand	08 Robert M. Zak
The Board of Directors recommends you vote FOR proposals 2 and 3:						For	Against	Abstain

2	To approve, by advisory vote, executive compensation.					☐	☐	☐

3	To ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the year ending December 31, 2015.					☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

RAND CAPITAL CORPORATION

Annual Meeting of Shareholders

April 23, 2015 10:30 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jayne K. Rand and Allen F. Grum as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Rand Capital Corporation (the “Company”) held of record by the undersigned at the annual meeting of shareholders of the Company to be held on April 23, 2015 or any adjournment hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side